                                                                    Exhibit 10.4



                        RESTATED CERTIFICATE OF INCORPORATION

                                          of

                           EMERALD CITY CONSTRUCTION CORP.

                  Under Section 807 of the Business Corporation Law

                           -------------------------------


    THE UNDERSIGNED, being the President of EMERALD CITY CONSTRUCTION CORP., pursuant to Section 807 of the Business Corporation Law of the State of New York, does hereby restate, certify and set forth:

    (1)  The name of the Corporation is Emerald City Construction Corp.

    (2) The date of filing of the original Certificate of Incorporation with the Department of State was June 16, 1986.

    (3) This Restated Certificate of Incorporation amends the original Certificate of Incorporation to effect changes authorized by Article 8 of the Business Corporation Law. This Restated Certificate of Incorporation amends specifically paragraphs Second, relating to the purpose of the Corporation, Third, relating to the aggregate number of shares which the Corporation shall have the authority to issue, the classes of shares issued by the Corporation, and the par value of the shares issued by the Corporation, Fifth, relating to the address of the designated agent, Sixth, relating to the designation of the registered agent, and Seventh, relating to the personal liability of directors to the Corporation and its shareholders, of the original Certificate of Incorporation.

    The amendment to paragraph Third of the original Certificate of Incorporation provides for a change to the number of issued shares and the kind of shares issued. The total number of shares of stock that the Corporation had authority to issue under the original Certificate of Incorporation was two hundred (200) shares, without par value, all of one class. All two hundred
(200) shares have been issued. The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing Restated Certificate of Incorporation is two thousand (2,000) shares, consisting of one thousand (1,000) shares of Class A Voting Common Stock, par value $0.01 per share ("Voting Common Stock"), and one thousand (1,000) shares of Class B Non-Voting Common Stock, par value $0.01 per share ("Non-Voting Common Stock"). Each of the two hundred
(200) shares, without par value, previously issued are being exchanged at a rate of five shares of Voting Common Stock, par value $0.01 per share, and five shares of Non-Voting Common Stock, par value $0.01 per share, for each share of outstanding Common Stock, without par value.

    (4) The text of the original Certificate of Incorporation is hereby restated as amended to read as herein set forth in full.

    FIRST:  The name of the Corporation is Emerald City Construction Corp.

    SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law of the State of New York. The Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

    THIRD: The principal office of the Corporation is to be located in the County of New York, State of New York.

    FOURTH: The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is two thousand (2,000) shares consisting of the following: (i) one thousand (1,000) shares of Voting Common Stock, par value $0.01 per share ("Voting Common Stock"); and (ii) one thousand (1,000) shares of Non-Voting Common Stock, par value $0.01 per share ("Non-Voting Common Stock").

         VOTING COMMON STOCK AND NON-VOTING COMMON STOCK. The powers, preferences and rights of, and the qualifications of, and limitations and restrictions upon, the Voting Common Stock and Non-Voting Common Stock shall be identical except (unless and to the extent otherwise made mandatory by law) as provided herein.

         DIVIDEND RIGHTS. Holders of Non-Voting Common Stock shall be entitled to share ratably in 95% of all funds legally available for distribution by dividends declared by the Board of Directors out of funds legally available therefor ("Funds for Distribution"). Holders of the Voting Common Stock shall be entitled to share ratably in the remaining 5% of Funds for Distribution. All Funds for

    Distribution remaining after payment of operating expenses that in the opinion of the Board of Directors of the Corporation are not required for working capital purposes shall be distributed to Stockholders on an annual basis.

         RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Voting Common Stock and Non-Voting Common Stock (together with the holders of any other class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation) shall be entitled (after payment or provision for payment of the debts and other liabilities of the Corporation and to the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation) to share ratably of the remaining net assets of the corporation in the following proportion: 95% to the holders of the Non-Voting Common Stock and 5% to the holders of Voting Common Stock.

         VOTING RIGHTS.

         (a) VOTING COMMON STOCK. Except as set forth herein or as otherwise required by law, each outstanding share of Voting Common Stock shall be entitled to vote on each matter on which the stockholders of the corporation shall be entitled to vote, and each holder of Voting Common Stock shall be entitled to one vote for each share of such stock held by such holder.

         (b) NON-VOTING COMMON STOCK. Except as set forth herein or as otherwise required by law, each outstanding share of Non-Voting Common Stock shall not be entitled to vote on any matter on which the stockholders of the Corporation shall be entitled to vote and shares of Non-Voting Common Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters.

         PREEMPTIVE RIGHTS. No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive rights to subscribe for or purchase any stock or any other securities of the corporation other than such rights, if any, as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, within the Board of Directors' sole discretion, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of holders of any or all other classes, series or types of stock or other securities at the time outstanding.

    FIFTH: The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom process against the Corporation may be served. The post office address to which the Department of State of the State of New York shall mail a copy of any process against the Corporation served upon him is: C/O CT Corporation System, 1633 Broadway, New York, New York 10019.

    SIXTH: The name and address of the registered agent which is to be the agent of the Corporation upon whom process against it may be served are CT Corporation System, 1633 Broadway, New York, New York 10019.

    SEVENTH: No director of the Corporation shall be personally liable to the Corporation or its shareholders for damages for any breach of fiduciary duty in such capacity; PROVIDED, HOWEVER, that this provision shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to such director establishes that such director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that such director personally gained in fact a financial profit or other advantage to which such director was not legally entitled or that such director's acts violated Section 719 of the Business Corporation Law of the State of New York. If the Business Corporation Law of the State of New York is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director of the Corporation shall be limited or eliminated to the full extent permitted by the Business Corporation Law of the State of New York as so amended from time to time.

    Neither the amendment nor repeal of this Section, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Section, shall eliminate or reduce the effect of this Section in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section, would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision.

    EIGHTH: INDEMNIFICATION. The Corporation shall indemnify any person who is or was a director or officer of the Corporation with respect to actions taken or omitted by such person in any capacity in which such person serves the Corporation, to the full extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer, as the case may be, and shall inure to the benefit of such person's heirs, executors and personal and legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any person in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Board of Directors of the Corporation.

    Directors and officers of the Corporation shall have the right to be paid by the Corporation expenses incurred in defending or otherwise participating in any proceedings in advance of its final disposition.

    INSURANCE. By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent (including trustee) of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation shall have the power to indemnify him against such liability under the provisions of this Section.

    NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all the provisions of the Restated Certificate of Incorporation and all rights and powers conferred in this Restated Certificate of Incorporation on shareholders, directors and officers are subject to this reserved power.

    TENTH: The restatement of the Certificate of Incorporation as hereinabove set forth has been duly authorized by the Board of Directors and approved by the stockholders of the Corporation by unanimous written consent as required by law.

    (5) This restatement of the certificate of incorporation of EMERALD CITY CONSTRUCTION CORP. was authorized by the Consent of the Sole Director, dated __________ ___ , 1997.

    IN WITNESS WHEREOF, the undersigned have executed, signed and verified this certificate this ____ day of __________, 1997.

                             EMERALD CITY CONSTRUCTION CORP.



                             By:
                                --------------------------------
                                  Stephen L. Green
                                  President

                                     VERIFICATION



STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


    Stephen L. Green, being duly sworn, deposes and says that he is the person who signed the foregoing certificate; that he signed said restated certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.





                                       By:
                                          -------------------------------
                                            Stephen L. Green
                                            President











Sworn to before me
a Notary Public this ____ day
of __________ 1997



---------------------------
Notary Public

                                       BY-LAWS

                                          OF

                            EMERALD CITY CONSTRUCION CORP.



                                      ARTICLE I

                                       OFFICES


    Section 1. The office of the corporation shall be located in the County of New York and State of New York.

    Section 2. The corporation may also have offices at such other places both within and without the State of New York as the Board of Directors may from time to time determine or the business of the corporation may require.


                                      ARTICLE II

                           ANNUAL MEETINGS OF SHAREHOLDERS

    Section 1. An annual meeting of the shareholders shall be held on such date and at such time and place, either within or without the State of New York, as the Board of Directors shall designate by resolution, within thirteen months subsequent to the later of the date of incorporation or the last annual meeting of shareholders, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day designated in the manner provided herein for any annual meeting of the shareholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient. If designation of the place of meeting is not made, the place of meeting shall be the registered office of the corporation in the State of New York.

    Section 2. Written or printed notice of the annual meeting stating the place, date and hour of the meeting shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer calling the meeting, to each shareholder of record entitled to vote at such meeting.


                                     ARTICLE III

                           SPECIAL MEETING OF SHAREHOLDERS

    Section 1. Special meetings of shareholders may be held at such time and place within or without the State of New York as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    Section 2. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Restated Certificate of Incorporation, may be called by the President, the Board of Directors, or the holders of more than 50% of all the shares entitled to vote at the meeting.

    Section 3. Written or printed notice of a special meeting stating the place, date and hour of the meeting and purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by first class mail, by, or at the direction of, the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. The notice should also indicate that it is being issued by, or at the direction of, the person calling the meeting.

    Section 4. The business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.


                                      ARTICLE IV

                              QUORUM AND VOTING OF STOCK

    Section 1. The holders of one-third of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Restated Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

    Section 2. If a quorum is present, the affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the shareholders, unless the vote of a greater or lesser number of shares of stock is required by law or the Restated Certificate of Incorporation.

    Section 3. Each outstanding share of stock having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

    Section 4. The Board of Directors in advance of any shareholders' meeting may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and, on the request of any shareholder entitled to vote thereat, shall appoint one or more inspectors. In case any person appointed as inspector fails to appear or act, the vacancy may be filled by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

    Section 5. Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon.


                                      ARTICLE V

                                      DIRECTORS

    Section 1. The number of directors shall be not less than three nor more than nine. The first Board shall consist of four directors and thereafter the number of directors shall be determined within the foregoing limitations by a resolution adopted by a majority of the entire Board as then constituted, provided no decrease in the number of directors shall shorten the term of an incumbent director.

    Directors shall be at least eighteen years of age and need not be residents of the State of New York nor shareholders of the corporation. The directors, other than the first Board of Directors, shall be elected at the annual meeting of the shareholders, except as hereinafter provided, and each director elected shall serve until the next succeeding annual meeting or until his successor shall have been elected and qualified. The first Board of Directors shall hold office until the first annual meeting of shareholders.

    Section 2. Any or all of the directors may be removed, with or without cause, at any time by the vote of the shareholders at a special meeting called for that purpose.

    Any director may be removed for cause by the action of the directors at a special meeting called for that purpose.

    Section 3. Newly created directorships resulting from an increase in the Board of Directors and all vacancies occurring in the Board of Directors, including vacancies caused by removal without cause, may be filled by the affirmative vote of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office. A director elected to fill a newly created directorship shall serve until the next succeeding annual meeting of shareholders or until his successor shall have been elected and qualified.

    Section 4. The business affairs of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Restated Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the shareholders.

    Section 5. The directors may keep the books of the corporation, except such as are required by law to be kept within the state, outside the State of New York, at such place or places as they may from time to time determine.

    Section 6. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise.


                                      ARTICLE VI

                          MEETINGS OF THE BOARD OF DIRECTORS

    Section 1. Meetings of the Board of Directors, regular or special, may be held either within or without the State of New York.

    Section 2. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

    Section 3. Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board.

    Section 4. Special meetings of the Board of Directors may be called by the President on two days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors.

    Section 5. Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice at such meeting.

    Section 6. One-third of the directors shall constitute a quorum for the transaction of business unless a greater number is required by law or by the Restated Certificate of Incorporation. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law or by the Restated Certificate of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    Section 7. Unless the Restated Certificate of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting, if a consent in writing to the adoption of a resolution authorizing the action so taken shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

    Section 8. Unless otherwise restricted by the Restated Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.


                                     ARTICLE VII

                         COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors, by resolution adopted by a majority of the entire Board, may designate, from among its members, an Executive Committee and other committees, each consisting of three or more directors, and each of which, to the extent provided in the resolution, shall have all the authority of the Board, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors.


                                     ARTICLE VIII

                                       NOTICES

    Section 1. Whenever, under the provisions of the statutes or of the Restated Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or facsimile transmission.

    Section 2. Whenever any notice of a meeting is required to be given under the provisions of the statutes or under the provisions of the Restated Certificate of Incorporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                                      ARTICLE IX

                                       OFFICERS

    Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors may also choose one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers.

    Section 2. The Board of Directors at its first meeting after each annual meeting of shareholders shall choose a President from among the directors, and shall choose a Secretary and a Treasurer, neither of whom need be a member of the Board.

    Any two or more offices may be held by the same person, except the offices of President and Secretary.

    Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

    Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

    Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

    Section 6. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.


                                      ARTICLE X

                    CERTIFICATES FOR SHARES; UNCERTIFICATED SHARES

    Section 1. The shares of the corporation may be represented by certificates signed by the President, an Executive Vice President, or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the corporation and may be sealed with the seal of the corporation or a facsimile thereof or such shares may be represented solely by appropriate entry in the stock ledger of the corporation.

    Section 2. If the shares of the corporation are represented by certificates, the signatures of the officers of the corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of issue.

                                  LOST CERTIFICATES


    Section 3. If the shares of the corporation are represented by certificates, the Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

                                  TRANSFER OF SHARES

    Section 4. If the shares of the corporation are represented by certificates, upon surrender to the corporation of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the corporation. If the shares of the corporation are represented solely by appropriate entry in the stock ledger of the corporation, upon proper evidence of successor, assignment or authority to transfer, the transaction shall be recorded by appropriate entry in the stock ledger of the corporation.

                                  FIXING RECORD DATE

    Section 5. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than fifty nor less than ten days before the date of any meeting nor more than fifty days prior to any other action. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this section such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

                               REGISTERED SHAREHOLDERS

    Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of New York.

                                 LIST OF SHAREHOLDERS

    Section 7. A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.


                                      ARTICLE XI

                                  GENERAL PROVISIONS

                                      DIVIDENDS

    Section 1. Subject to the provisions of the Restated Certificate of Incorporation relating thereto, if any, dividends may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in shares of the capital stock or in the corporation's bonds or its property, including the shares or bonds of other corporations subject to any provisions of law and of the Restated Certificate of Incorporation.

    Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                        CHECKS

    Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                     FISCAL YEAR

    Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                         SEAL

    Section 5. The officers of the corporation are authorized to obtain a corporate seal of the corporation. If the officers of the corporation determine to obtain a corporation seal for the corporation the corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, New York". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                     ARTICLE XII

                                   INDEMNIFICATION

    Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the corporation or serves or served any other corporation in any capacity at the request of the corporation shall be indemnified by the corporation, and the corporation may advance his related expenses, to the full extent permitted by law.

                                     ARTICLE XIII

                                      AMENDMENTS

    These By-Laws may be amended or repealed or new By-Laws may be adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board. If any By-Law regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the By-Law so adopted, amended or repealed, together with a precise statement of the changes made. By-Laws adopted by the Board of Directors may be amended or repealed by the shareholders.